Advancing the Next Wave of Medicine for Allergy and Inflammation ©2022 THIRD HARMONIC BIO OCTOBER 2022 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning the expected timing of dose escalation studies in chronic inducible urticaria or our other planned preclinical studies and clinical trials, the market potential of our lead product candidate THB001, the potential period of market exclusivity of our patent portfolio, and possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. These forward-looking statements are contained throughout this presentation. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include: our limited operating history and that none of THB001, our lead product candidate, or any of our future product candidates have completed clinical trials beyond Phase 1 or been approved for commercial sale; our significant net losses incurred since inception and the likelihood of incurring additional losses for the foreseeable future; our need for substantial additional funding; the early stage of development of THB001 and any future product candidates and the possibility they may fail in development; our dependence on the success of THB001; legal and regulatory risks; and intellectual property-related risks, among others. Additional risks and uncertainties that could affect our financial results and business are more fully described in our registration statement on Form S-1, initially filed with the Securities and Exchange Commission on August 23, 2022, and our other SEC filings, which are available on the Investor & Media page of our website at https://ir.thirdharmonicbio.com/ and on the SEC’s website at www.sec.gov. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this presentation. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

“Pipeline-in-a-Product” Potential THB001: Selective Oral KIT Inhibitor KIT: A Novel, Clinically Validated Target Large Established Markets With High Unmet Need Third Harmonic Bio: clinical-stage company with oral wild-type KIT inhibitor to treat mast cell-mediated diseases Millions of patients living with severe allergy and other mast cell-mediated diseases; high residual need despite multiple approved products Clinical validation of KIT as potentially transformative target for mast cell-mediated diseases Highly selective oral small molecule with positive clinical responses in Phase 1a clinical trial, PK and PD profile  Potential to be an attractive oral treatment option for a range of dermal, airway and GI inflammatory diseases THB001 Respiratory CRSwNP Skin / Eye Mast Cell-Mediated Diseases Gastrointestinal Food allergy EoE IBD IBS Allergic conjunctivitis Chronic urticaria Atopic dermatitis Asthma

Mast Cells are a Fulcrum of Allergy and Inflammation

Current therapeutic approaches are mechanistically limited

Many Activators

Receptor-binding agonists
Omalizumab ~~*IgE*~~
Complement
Neuropeptides
Microbial products
Cytokines
Tezepelumab ~~*TSLP*~~
Chemokines

Physical activators
Temperature
Pressure

Cell-cell contact

Mast Cell


IgE
Antigen
Receptor
Degranulation
Histamines

Optimal Intervention Point
The Mast Cell Itself

Many Mediators

Pre-formed Mediators
~~*Histamine*~~ *Anti-histamines*
~~*IL-4, IL-13*~~ *Dupilumab*
TNF, GM-CSF
Proteases
Serotonin
Heparin

Newly Synthesized Mediators
Prostaglandins
~~*Leukotrienes*~~ *Anti-leukotrienes*
Cytokines
Chemokines
Neuropeptides
PAF, free radicals

Lymphocyte ligands

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Chronic Urticaria Disease Overview

A severe, yet undertreated dermal inflammatory condition

"Out there, it's a horrible world for urticaria patients"[1]



- **Prevalence:** More than 1.5 million patients or 0.5-1% point prevalence; ~70-80% female, mean age ~46 years
- **Symptoms:** severely itchy, painful wheals and angioedema which confer significant mental health and quality of life burdens
- **Etiology:** both inducible (caused by specific stimuli/triggers) and spontaneous (no identified stimuli, potentially auto-immune) forms
- **Current treatment options are limited:** oral anti-histamines only effective in about half of patients; single biologic therapy approved for second-line use
- **New treatment options** with the potential to achieve robust disease control are imperative to driving awareness, diagnosis and treatment

Third Harmonic Bio

[1]Marcus Mauer MD, LifeSci Immunology and Inflammation Day, May 10, 2022

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Severe Asthma Disease Overview

Limited oral treatment options for patients beyond corticosteroids and anti-leukotrienes





- **Prevalence:** ~5-10% of all asthma patients; estimated 750K – 1 million patients in US; adult population ~60% female, mean age ~50 years
- **Definition:** disease not sufficiently controlled with standard nonbiologic treatments; reduced lung function, higher incidence of exacerbations
- **Mast cells shown to play a central role:** in both regulation of both lower airway inflammation and airway hyperresponsiveness
- **Current oral treatment options are limited:** multiple approved biologics, but no new oral therapy approved for asthma since anti-leukotrienes in late 1990s
- **New oral treatment options** with the potential to treat across all severe asthma endotypes are needed

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Targeting KIT Has Been Shown To Broadly Inhibit Mast Cell Activity Demonstrated clinical efficacy in chronic spontaneous urticaria Master regulator of mast cell proliferation, migration, activation and survival Inhibition of KIT drives both mast cell inactivation and depletion KIT (CD117) Barzovolimab Phase 1b Chronic Spontaneous Urticaria   Interim Data Serum Tryptase Maurer et al., EAACI, July 2022 UAS7 (all patients) 0.5 mg/kg Q4W 1.5 mg/kg Q4W 3.0 mg/kg Q8W Placebo Dosing for the Q4W treatment groups only Dosing for all treatment groups

THB001: Highly Selective Oral Wild-Type KIT Inhibitor

Emerging Product Profile

- Potent KIT inhibitor
- High kinome selectivity
- Depleted mast cells in relevant GI, skin and lung tissues of rats and dogs
- Demonstrated efficacy in rat models of dermal anaphylaxis and asthma
- Favorable pharmacokinetic profile including high oral bioavailability and metabolic stability
- No evidence of structural or off-target liabilities; all tox findings on-target and believed to be reversible
- Avoids mAb-related risks of infusion events and anaphylaxis

Inhibition of Kinases by THB001 in Ba/F3 Assays

Target Kinase	IC_{50} (μM)	Fold Potency vs. KIT
KIT	0.02	-
CSF1R (FMS)	0.95	48
PDGFR-β	2.11	106
PDGFR-α	3.95	198
FLT3	>10.7	>535

KIT, CSF1R, PDGFR-β and PDGFR-α most potently inhibited in 231 and 40 kinase panels in biochemical assays and cell based assays, respectively. GI=gastrointestinal; CSF1R=colony stimulating factor 1 receptor; FMS=Feline McDonough sarcoma tyrosine kinase receptor; PDGFR=platelet derived growth factor; FLT3=FMS-related receptor tyrosine kinase 3; mAb=monoclonal antibody

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THB001: Phase 1 SAD/MAD/Food Effect in Healthy Volunteers

Phase 1a Trial Design



Single Ascending Dose (n=42)
Healthy Male/Female, 18-65 yrs
Plasma PK
10mg
30mg
100mg
300mg
600mg
400mg FED
Food Effect
(n=10)
200mg
A
B
fed/fasted
Multiple Ascending Dose x 14 Days (n=32)
Healthy Vasectomized Male/Female 18-65 yrs
Plasma/Urine PK
Pharmacodynamics
200mg QD
200mg BID
400mg BID
500mg QD FED

Key Objectives

- Assess safety and tolerability
- Characterize pharmacokinetics, including in presence/absence of food to inform further clinical and drug product formulation development
- Measure pharmacodynamic effect by serum tryptase

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THB001 PK Summary



THB001 Multiple Dose PK (14 days)
End of treatment
[Trough Plasma THB001](ng/mL)
4000
2000
1000
600
400
200
100
60
40
20
10
D1 D2 D3 D4 D5 D6 D7 D8 D9 D10 D11 D12 D13 D14 D15 D16 D17
Study Day
KIT cellular IC50 1

Unbound THB001 Trough Values vs KIT Cellular IC_{50}

- **200mg QD**: ~1.5-2-fold
- **200mg BID**: ~10-fold
- **500mg QD FED**: ~10-fold
- **400mg BID: ~20-fold**

Mean $t_{1/2}$ ~24 hours

- 200mg QD
- 200mg BID
- 400mg BID
- 500mg QD FED

1. Protein binding adjusted KIT IC_{50}

Mean ± SD

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THB001 200mg QD 200mg BID 500mg QD FED 400mg BID PBO Preferred Term, n % 6 % of (n) 6 % of (n) 6 % of (n) 6 % of (n) 8 % of (n) Hair Color Changes 2 33.3% 6 100.0% 4 66.7% 5 83.3% — — Headache 2 33.3% 2 33.3% 4 66.7% 2 33.3% 3 37.5% Nausea 1 16.7% 2 33.3% 2 33.3% — — 2 25.0% Diarrhea 1 16.7% 1 16.7% 1 16.7% — — 2 25.0% Dizziness — — 1 16.7% 4 66.7% — — 1 12.5% COVID-19 1 16.7% — — 2 33.3% — — — — Gastric reflux — — 1 16.7% — — 1 16.7% 1 12.5% Nasopharyngitis 1 16.7% — — — — 2 33.3% — — Skin Irritation — — — — 1 16.7% 1 16.7% 1 12.5% No dose escalation or study stopping criteria met No clinically significant trends in chemistries, vital signs or ECGs observed No SAEs reported 3 moderate AEs reported, 1 that led to discontinuation: 1 subject (400mg BID) with a low ANC at baseline, discontinued on Day 6, values recovered by Day 11 1 mild AE reported that led to discontinuation 1 subject discontinued on day 12 due to anxiety MAD Treatment Emergent Adverse Events Adverse Events Reported by Treatment Assignment in >2 Subjects THB001 MAD Safety Summary

THB001 Hematology – Mean Neutrophil Count (+/- SD) Placebo multiple dose 200mg THB001 multiple dose QD 200mg THB001 multiple dose Q12H 400mg THB001 multiple dose Q12H 500mg THB001 multiple dose QD FED ULN LLN ULN=upper limit of normal; LLN=lower limit of normal Mean ± SD Study Day Neutrophils (109/L) End of treatment

Hematology Parameter Comparison –THB001 and Barzovolimab in NHVs

Change from Baseline to Post-Baseline Minimum

	THB001				
	200mg QD	200mg BID	400mg BID	500mg QD FED	PBO
Leukocytes (10^9/L) - WBC	-0.6 (1.2)	-0.7 (1.3)	-1.9 (1.0)	-1.3 (1.4)	-0.5 (0.6)
Erythrocytes (10^{12}/L) - RBC	-0.3 (0.3)	-0.3 (0.2)	-0.5 (0.1)	-0.4 (0.3)	-0.04 (0.2)
Hematocrit (%)	-0.03 (0.03)	-0.03 (0.02)	-0.04 (0.01)	-0.03 (0.03)	NA
Platelets (10^9/L)	-38.8 (36.9)	-14.2 (47.4)	-47.2 (52.2)	-16.3 (38.1)	-7.4 (18.4)
Neutrophils (10^9/L)	-0.3 (0.8)	-0.7 (1.0)	-1.3 (0.9)	-1.1 (1.2)	-0.35 (0.47)

	Barzovolimab					
	0.3 mg/kg (n=6)	1 mg/kg (n=6)	3 mg/kg (n=6)	9 mg/kg (n=6)	Total (n=24)	Placebo (n=8)
Leukocytes (10^9/L)	-1.7 (1.2)	-2.3 (.8)	-3.0 (0.9)	-2.5 (0.7)	-2.4 (1.0)	-1.4 (1.3)
Erythrocytes (10^{12}/L)	-0.4 (0.3)	-0.5 (0.3)	-0.6 (0.2)	-0.8 (0.3)	-0.6 (0.3)	-0.4 (0.2)
Hematocrit (%)	-3.0 (2.0)	-3.9 (2.1)	-4.0 (1.9)	-6.4 (2.8)	-4.3 (2.5)	-3.3 (2.0)
Platelets (10^9/L)	-40.2 (24.7)	-67.2 (40.1)	-67.3 (40.7)	-54.5 (30.4)	-57.3 (34.2)	-45.2 (38.9)
Neutrophils (10^9/L)	-1.3 (1.1)	-1.8 (1.0)	-2.7 (0.8)	-1.9 (0.7)	-1.9 (1.0)	-1.0 (1.1)

1.Alvarado, D. et al. *Allergy* (2022) doi:10.1111/all.15262.

Each of the candidates were tested in a different clinical trial and comparing results from different studies may be unreliable due to differences between the studies with respect to study design, objectives, and other parameters, and there can be no assurances regarding the performance of THB001 relative to Barzovolimab or any other drug in a head-to-head trial. Mean(SD).

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THB001 PD Summary: Serum Tryptase  Serum Tryptase Normalized to Baseline Over Time LLOQ PBO 200mg QD 200mg BID 400mg BID 500mg QD FED PBO 400mg BID LLOQ=lower limit of quantitation; Mean ± SD PBO = placebo Serum Tryptase (% Baseline) Study Day End of treatment Mean Absolute Serum Tryptase Over Time Study Day Serum Tryptase (ng/mL) End of treatment

Phase 1b Chronic Inducible Urticaria (CIndU) Study Design

Design

- Open label, dose escalation design
- 3 doses (1:1:1) of THB001 (total N=30) for 12 weeks on treatment
- Generally healthy male and female patients aged 18-75 with Dx'd Cold Induced Urticaria

Objectives

- Safety and Tolerability
- Mean reduction in critical temperature threshold (CTT) using the TempTest® system
- PK, serum tryptase
- Clinical outcome measures (e.g., ColdUAS, ColdU-QoL)

Study Schematic



SCREENING
4 Weeks
THB001 200mg BID
(n=10)
12 WEEKS TX
Follow-up
4 WEEKS
SRC
THB001 300mg BID
(n=10)
12 WEEKS TX
Follow-up
4 WEEKS
SRC
THB001 400mg BID
(n=10)
12 WEEKS TX
Follow-up
4 WEEKS

SRC=safety review committee

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THB001·HCl salt outperforms free base in NHV bio-comparison study Significant increase in exposure with THB001 salt Favorable PK profile Supports potential for QD dosing Manufacturing underway to introduce into upcoming clinical studies – no additional tox/clinical requirements to support transition to new formulation Planning deployment for patient studies in 2023 THB001 Interim Human BioA Data (200mg crossover) Mean ± SD

Indication Expansion: Severe Asthma

Mast cells are central to asthma pathophysiology

- Asthma severity correlates with lung mast cell number, localization and phenotype
- Mast cell changes are independent of biomarker status (i.e., blood eosinophils)
- Mast cells required for IgE-dependent and -independent TSLP production in rodents

Lung Tryptase



**
*
Normalized BAL tryptase (pg/mL)
150
100
50
0
Healthy Subjects
Mild Asthma
Moderate Asthma
Severe Asthma

Plasma Tryptase



Severe asthma
**
**
Plasma tryptase (pg/mL)
10000
3000
1000
Healthy Subjects
Low
High
blood eosinophil

*p < 0.05; **p < 0.01

Maun, et al., Cell, October 2019

Gleevec (Imatinib)
In Severe Refractory Asthma



The NEW ENGLAND JOURNAL of MEDICINE
KIT Inhibition by Imatinib in Patients with Severe Refractory Asthma

- ✔ Moderately potent KIT inhibitor
- ✔ 43% reduction in serum tryptase --> significant improvements in FEV_1 and airway hyperreactivity
- ✔ Non-endotype restricted study population
- ✔ Provides human PoC, even with suboptimal KIT inhibition

Cahill, et al., NEJM, May 2017

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Phase 1b Inducible Allergic Asthma POC Trial Concept Design Design Summary Study Design: Parallel, Blinded, PBO controlled, 2-3 THB001 doses + PBO (1:1:1): N=~10-15/arm Patient Population: mild, stable allergic asthmatic subjects, not on regular anti-inflammatory treatment Primary Endpoint: change from baseline in FEV during LAR Measurements/Biomarkers: FEV1, Airway Hyper Responsiveness (AHR), serum tryptase, sputum used as matrix for biomarkers of immune function (cytokines, eos, etc), Skin Prick Test (SPT) Week -6 -4 2 4 6 8 12 Day -42 -28 0 14 28 42 56 84 Allergen Challenge SPT AHR Screen Baseline Established clinical POC model for asthma Elevated mast cell gene signature in this model consistent with severe asthma1 Dose ranging design to provide early assessment of therapeutic index Planned study initiation in 1H:23 PBO Dose A Dose B R 1Murphy et al. ACS 2022

Anticipated Milestones ANTICIPATED MILESTONES Phase 2H’22 1H’23 2H’23 1H’24 2H’24 Chronic inducible urticaria Phase 1b Asthma Phase 1b Chronic spontaneous urticaria  Phase 2 THB001: Multiple Upcoming Clinical Catalysts Trial initiation Data Readout Regulatory Submission2 Regulatory Submission1 Data Readout Regulatory submission = Clinical Trial Application (CTA) in Canada Regulatory submission = Clinical Trial Application (CTA) in Europe and Investigational New Drug application in U.S. Financials & Cash Runway Cash and cash equivalents: $113M as of June 30, 2022 (unaudited) Cash and cash equivalents with IPO proceeds expected to fund operations through 2025

Advancing the Next Wave of Medicine for Allergy and Inflammation ©2022 THIRD HARMONIC BIO